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                                                                    EXHIBIT 10.4

                                                               EXECUTION VERSION

                                 AMENDMENT NO. 1

                         TO MASTER REPURCHASE AGREEMENT

            Amendment No. 1, dated as of December 4, 2002 (this "Amendment"), between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL, LLC (the "Buyer"), THE NEW YORK MORTGAGE COMPANY, LLC (the "Seller") and STEVEN B. SCHNALL and JOSEPH V. FIERRO (the "Guarantors").

                                    RECITALS

            The Buyer, the Seller and the Guarantors are parties to that certain Master Repurchase Agreement, dated as of October 2, 2002 (the "Existing Repurchase Agreement"; as amended by this Amendment, the "Repurchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

            The Buyer, the Seller and the Guarantors have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Master Repurchase Agreement, the Buyer has required the Guarantors to ratify and affirm the Guaranty on the date hereof.

            Accordingly, the Buyer, the Seller and each Guarantor hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

            SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended as follows:

            1.1 By deleting the definition of "Maximum Aggregate Purchase Price" in its entirety and replacing it with the following:

            ""Maximum Aggregate Purchase Price" means SIXTY MILLION DOLLARS ($60,000,000)."

            1.2 By inserting the following definition in its proper alphabetical order:

            ""Guaranty Trigger Event" shall mean the Seller's Adjusted Tangible Net Worth is at or below $5.0 million."

            SECTION 2. Covenants.

            (a) Section 14(a) of the Existing Master Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

            "Adjusted Tangible Net Worth. Seller shall maintain an Adjusted Tangible Net Worth of at least $5.0 million."
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            (b) Section 14(b) of the Existing Master Repurchase Agreement is
      hereby amended by deleting it in its entirety and replacing it with the following:

            "Indebtedness to Adjusted Tangible Net Worth Ratio. Seller's ratio of Indebtedness to Adjusted Tangible Net Worth shall not exceed 15:1."

            SECTION 3. Conditions Precedent. This Amendment shall become effective on December 4, 2002 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

            3.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

            (a) this Amendment, executed and delivered by each Guarantor and a duly authorized officer of the Buyer and Seller;

            (b) Amendment No. 1 to the Guaranty, executed and delivered by each Guarantor and a duly authorized officer of the Buyer; and

            (c) such other documents as the Buyer or counsel to the Buyer may reasonably request.

            SECTION 4. Representations and Warranties. The Seller hereby represents and warrants to the Buyer that they are in compliance with all the terms and provisions set forth in the Repurchase Agreement on their part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirm and reaffirm the representations and warranties contained in Section 13 of the Repurchase Agreement.

            SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

            SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

            SECTION 8. Reaffirmation of Guaranty. Each Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that such Guaranty shall apply to all of the Obligations under the Master Repurchase Agreement, as it may be amended, modified and in effect, from time to time.

                            [SIGNATURE PAGE FOLLOWS]

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            IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:                              CREDIT SUISSE FIRST BOSTON MORTGAGE
                                    CAPITAL LLC,
                                    AS BUYER


                                    By: /s/ Jeffrey S. Detwiler
                                        --------------------------------------
                                        Name: Jeffrey S. Detwiler
                                        Title:


Seller:                             THE NEW YORK MORTGAGE COMPANY, LLC,
                                    AS SELLER


                                    By: /s/ Steven B. Schnall
                                        --------------------------------------
                                        Name: Steven B. Schnall
                                        Title: President


Guarantor:

                                    /s/ Steven B. Schnall
                                    -------------------------------------------
                                    STEVEN B. SCHNALL


Guarantor:

                                    /s/ Joseph V. Fierro
                                    -------------------------------------------
                                    JOSEPH V. FIERRO